                                   EXHIBIT 21


    A table of the subsidiaries of the Tele-Communications, Inc. as of March 1, 1995, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization ("org.") and the names under which such subsidiaries do business ("d/b/a"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
1ST CABLEVISION, INC.
2ND CABLEVISION OF KNOXVILLE, INC.
A-1 TV, INC.                                                   CO
AFFILIATED REGIONAL COMMUNICATIONS, LTD.                       CO     PRIME SPORTS - SOUTHWEST
                                                                      PRIME SPORTS RADIO
                                                                      PRIME INTERNATIONAL
                                                                      PRIME SPORTS  MIDWEST
                                                                      LIBERTY SATELLITE SPORTS
                                                                      LIBERTY SPORTS COMMUNICATIONS
                                                                      SPORTS ACCESS
                                                                      SPORTSCASTER
ALABAMA T.V., INC.                                             AL
AMERICAN CABLE OF REDLANDS JOINT VENTURE                       CO
AMERICAN CABLE TV INVESTORS 2                                  CA
AMERICAN CABLE TV INVESTORS 3                                  CA
AMERICAN CABLE TV INVESTORS 4, LTD.                            CO     SUN CABLEVISION
AMERICAN CABLE TV INVESTORS 5, LTD.                            CO     AMERICAN CABLE TV OF LOWER DELAWARE
                                                                      AMERICAN CABLE TV OF ST. MARY'S COUNTY
AMERICANA LIBERTY TELEVISION LLC                               CO
AMERICAN MICROWAVE & COMMUNICATIONS, INC.                      MI
AMERICAN MOBILE SYSTEMS, INC.                                  DE
AMERICAN MOVIE CLASSICS INVESTMENT, INC.                       CO
AMERICAN TELEVENTURE OF MINERSVILLE, INC.                      CO
AMES CABLEVISION, INC.                                         IA     TCI OF CENTRAL IOWA
ANTARES SATELLITE CORPORATION                                  CO
ARC HOLDING, LTD.                                              TX
ARLINGTON TELECABLE, INC.                                      TX
ARP PARTNERSHIP                                                DE
ASIAN TELEVISION AND COMMUNICATIONS INTERNATIONAL LLC          CO
ASSOCIATED COMMUNICATIONS CORPORATION                          DE
ATHENA CABLEVISION CORPORATION OF KNOXVILLE                    TN
ATHENA CABLEVISION OF TENNESSEE AND KENTUCKY, INC.             TN

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
ATHENA REALTY, INC.                                            NV
ATLANTIC AMERICAN CABLEVISION OF FLORIDA, INC.                 FL     TCI CABLEVISION OF PASCO COUNTY
ATLANTIC AMERICAN CABLEVISION, INC.                            DE
ATLANTIC AMERICAN HOLDINGS, INC.                               FL
ATLANTIC CABLEVISION OF FLORIDA, INC.                          FL
AUSTRALIS MEDIA LIMITED
AVON CABLE INVESTMENTS LIMITED                                 UK
AVON CABLE JOINT VENTURE                                       UK
AVON CABLE LIMITED PARTNERSHIP                                 CO
BATON ROUGE CABLEVISION ASSOCIATES, L.P.                       CO
BAY AREA INTERCONNECT                                          CA     BAY CABLE ADVERTISING
                                                                      BCA
BEAMLINK LIMITED                                               UK
BEATRICE CABLE TV COMPANY                                      NE     TCI CABLE OF BEATRICE
BECKLEY ANTENNA COMPANY                                        WV
BELLEVUE CABLEVISION, INC.                                     DE
BILLINGS TELE-COMMUNICATIONS, INC.                             OR
BIRMINGHAM CABLE CORPORATION LIMITED                           UK
BIRMINGHAM CABLE LIMITED                                       UK
BOB MAGNESS, INC.                                              WY
BRAVO CLASSIC MOVIES LIMITED                                   UK
BRENMOR CABLE PARTNERS, L.P.                                   CA
BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP             MI
BRIGAND PICTURES, INC.                                         NY
BROOKHAVEN CABLE TV, INC.                                      NY     TCI CABLE OF BROOKHAVEN
BROOKINGS CABLEVISION                                          CO
BROOKSIDE ANTENNA COMPANY                                      OH
CABLE ACCOUNTING, INC.                                         CO
CABLE ADNET OF PUERTO RICO, INC.                               DE     CABLE ADNET
CABLE ADNET PARTNERS                                           DE     CABLE ADNET
                                                                      HUDSON VALLEY CABLE GROUP
CABLE ADVERTISING PARTNERS                                     CA     ADLINK
CABLE ALARMS LTD.                                              UK
CABLE CAMDEN LIMITED                                           UK
CABLE ENFIELD LIMITED                                          UK
CABLE GUIDE LIMITED                                            UK
CABLE HACKNEY AND ISLINGTON LIMITED                            UK
CABLE HARRINGEY LIMITED                                        UK
CABLE LONDON PLC                                               UK
CABLE NETWORK TELEVISION, INC.                                 NV

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
CABLE PROGRAMME PARTNERS (1) LTD.                              UK
CABLE PROGRAMME PARTNERS-1 LIMITED PARTNERSHIP                 DE
CABLE SHOPPING INVESTMENT, INC.                                CO
CABLE TELECOM LTD.                                             UK
CABLE TELEVISION ADVERTISING GROUP, INC.                       WY
CABLE TELEVISION OF GARY, INC.                                 IN
CABLENTERTAINMENT-VI-ATLANTIC CITY
CABLEPHONE LTD                                                 UK
CABLETIME, INC.                                                CO
CABLEVISION ASSOCIATES OF GARY JOINT VENTURE                   IN
CABLEVISION IV, LTD                                            IA
CABLEVISION OF ARCADIA/SIERRA MADRE, INC.                      DE
CABLEVISION OF BATON ROUGE, LTD.                               CO
CABLEVISION V, INC.                                            IA
CABLEVISION VI, INC.                                           IA     TCI CABLEVISION OF THE ROCKIES, INC.
                                                                      TCI OF THE HEARTLANDS
CABLEVISION VII, INC.                                          IA     TCI CABLEVISION OF THE ROCKIES, INC.
                                                                      TCI OF THE HEARTLANDS
                                                                      TCI OF EASTERN IOWA
CAGUAS/HUMACAO CABLE SYSTEMS                                   NY
CAPITAL CITY CABLEVISION LIMITED                               UK
CARDIFF LIQUIDATING PARTNERSHIP
CARVER - SCOTT COUNTY CABLE, INC.                              MN
CAT PARTNERSHIP                                                DE
CATV FACILITY CO., INC.                                        CO
CCC - TELEPORT SOUTHERN NEW JERSEY, INC.                       CO
CCC-NJFT, INC.                                                 CO
CHANNEL 64 ACQUISITION, INC.                                   DE
CHANNEL 64 JOINT VENTURE                                       OH
CHICAGO CABLE NETWORK JOINT VENTURE                            IL
CINCINNATI TELEVISION INCORPORATED                             DE
CLINTON CABLEVISION                                            IA
CLINTON TV CABLE COMPANY, INC.                                 IA
COCONUT CREEK CABLE, T.V., INC.                                FL
COLORADO CABLEVISION COMPANY                                   CO     TCI OF COLORADO, INC.
COLORADO TERRACE TOWER II CORPORATION                          CO
COMMENT CABLEVISION TYNESIDE LIMITED                           UK
COMMUNICATION CAPITAL CORP.                                    DE     COLORADO COMMUNICATION CAPITAL CORP.
COMMUNICATION INVESTMENT CORPORATION                           VA
COMMUNICATIONS & CABLE OF CHICAGO, INC.                        IL     CHICAGO CABLE TV

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
COMMUNICATIONS SERVICES, INC.                                  KS     TCI CABLEVISION OF CENTRAL TEXAS
                                                                      TCI CABLEVISION OF EAST OKLAHOMA
                                                                      TCI CABLEVISION OF NORTH TEXAS
                                                                      TCI CABLEVISION OF NORTHEAST TEXAS
                                                                      TCI CABLEVISION OF OKLAHOMA (CSI), INC.
                                                                      TCI CABLEVISION OF TEXAS (CSI), INC.
                                                                      TCI COMMUNICATIONS SERVICES, INC.
                                                                      TCI OF ARKANSAS
                                                                      TCI OF ARKANSAS (CSI), INC.
                                                                      TCI OF KANSAS (CSI), INC.
                                                                      TCI OF LOUISIANA
                                                                      TCI OF LOUISIANA (CSI), INC.
                                                                      TCI COMMUNICATIONS SERVICES, INC.
COMMUNITY CABLE TELEVISION                                     WY     TCI CABLEVISION OF SOUTHWEST TEXAS
                                                                      TCI CABLEVISION OF WEST OAKLAND COUNTY
COMMUNITY REALTY, INC.                                         NV     NEVADA COMMUNITY REALTY, INC.
COMMUNITY TELEVISION SYSTEMS, INC.                             DE     TCI CABLEVISION OF SOUTH CENTRAL CONNECTICUT
CONSUMER ENTERTAINMENT SERVICES, INC.                          WY
CORK COMMUNICATIONS LTD.
CORSAIR PICTURES, INC.                                         DE     BRIGAND PICTURES, INC.
COTSWOLD CABLE JOINT VENTURE                                   UK
COURTROOM TELEVISION NETWORK                                   NY     COURT TV
CROYDEN CABLE VENTURE                                          UK
CRYSTAL PALACE RADIO LIMITED                                   UK
CRYSTALVISION PRODUCTIONS LIMITED                              UK
CRYSTALVISION RADIO LIMITED                                    UK
CRYSTALVISION TEXT SERVICES LIMITED                            UK
CULROSS INVESTMENTS LTD.
CVN, INC.                                                      CA
CYBERMEDIA, INC.                                               DE
DANIELS CABLEVISION, INC.
DANIELS COMMUNICATIONS PARTNERS LIMITED PARTNERSHIP            DE
DANIELS-HAUSER HOLDINGS                                        CO
DAVIS COUNTY CABLEVISION, INC.                                 UT
DCP-85, LTD.                                                   CO
DD CABLE HOLDINGS, INC.
DD CABLE PARTNERS, L.P.
DECATUR TELECABLE CORPORATION                                  AL
DESERT HOT SPRINGS CABLEVISION, INC.
DIGITAL DIRECT OF OREGON, INC.                                 CO

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
DIGITAL DIRECT OF UTAH, INC.                                   CO
DIGITAL DIRECT, INC.                                           CO     TCI TELEPHONY, INC.
DIRECT BROADCAST SATELLITE SERVICES, INC.                      DE
DISCOVERY (UK) LIMITED                                         UK
DISCOVERY COMMUNICATIONS, INC. (MD)                            DE
DISCOVERY PROGRAMMING INVESTMENT, INC.                         CO
DISTRICT CABLEVISION LIMITED PARTNERSHIP                       DC
DISTRICT CABLEVISION, INC.
E! ENTERTAINMENT TELEVISION, INC.
EAST ARKANSAS CABLEVISION, INC.                                AR     TCI OF ARKANSAS
EAST ARKANSAS INVESTMENTS, INC.                                CO
EASTEX MICROWAVE, INC.                                         TX
ECP HOLDINGS, INC.                                             OK
EDINBURGH CABLE JOINT VENTURE                                  UK
EDINBURGH CABLE LIMITED PARTNERSHIP                            CO
EDINBURGH CABLEVISION LIMITED                                  UK
EIDAK CORPORATION
ELBERT COUNTY CABLE PARTNERS, L. P.                            CO     TCI OF COLORADO, INC.
ENCORE ASIA MANAGEMENT CORPORATION                             HKG
ENCORE AUSTRALIA MANAGEMENT CORPORATION                        DE
ENCORE ICCP, INC.                                              CO
ENCORE INTERNATIONAL, INC.                                     CO
ENCORE MEDIA CORPORATION                                       CO     ENCORE
                                                                      STARZ!
ENCORE QE PROGRAMMING CORP.                                    CO
EPG JOINT VENTURE
ESTUARIES CABLE LIMITED PARTNERSHIP                            CO
EUROPEAN BUSINESS NETWORK LTD.                                 UK
FAB COMMUNICATIONS, INC.                                       OK
FAROUDJA RESEARCH ENTERPRISES, INC.
FLEXTECH COMMUNICATIONS LIMITED
FOOTHILLS CABLEVISION ASSOCIATES, L.P.                         CO
FOOTHILLS CABLEVISION, LTD.                                    CO
FOUR FLAGS CABLE TV                                            MI
FOUR FLAGS CABLEVISION                                         MI
FVTV CHANNEL LLC                                               CO
GENERAL COMMUNICATION, INC.
GENERAL COMMUNICATIONS AND ENTERTAINMENT COMPANY, INC.         DE
GILL BAY INTERCONNECT, INC.                                    CA
GREATER BIRMINGHAM INTERCONNECT                                AL     GBI

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
GREATER PORTLAND INTERCONNECT                                  OR
GUIDE INVESTMENTS, INC.                                        CO
HADJUKABELKOM KABELTELEVIZIO KFT                               HUN
HALCYON COMMUNICATIONS LIMITED PARTNERSHIP                     OK     TCI CABLEVISION OF EAST OKLAHOMA
                                                                      TCI OF ARKANSAS
HALCYON COMMUNICATIONS PARTNERS                                OK
HARBOR COMMUNICATIONS JOINT VENTURE                            WA
HARRIS COUNTY CABLE TV, INC.                                   VA
HAWKEYE COMMUNICATIONS OF CLINTON, INC.                        IA
HERITAGE CABLE PARTNERS, INC.                                  IA
HERITAGE CABLEVISION ASSOCIATES, A LIMITED PARTNERSHIP         IA     TCI CABLE ADVERTISING
                                                                      TCI OF MICHIANA
                                                                      TCI OF BEDFORD
HERITAGE CABLEVISION OF CALIFORNIA, INC.                       DE     TCI CABLEVISION OF SAN JOSE
HERITAGE CABLEVISION OF COLORADO, INC.                         CO     TCI CABLEVISION OF SOUTHERN COLORADO, INC.
HERITAGE CABLEVISION OF DALLAS, INC.                           IA
HERITAGE CABLEVISION OF DELAWARE, INC.                         DE     TCI CABLEVISION OF NEW CASTLE COUNTY
HERITAGE CABLEVISION OF MAINE II, INC.                         ME
HERITAGE CABLEVISION OF MASSACHUSETTS, INC.                    MA     TCI CABLEVISION OF ANDOVER
HERITAGE CABLEVISION OF SOUTH EAST MASSACHUSETTS, INC.         MA
HERITAGE CABLEVISION OF TENNESSEE, INC.                        TN     TCI OF COLORADO, INC.
HERITAGE CABLEVISION OF TEXAS, INC.                            IA     TCI CABLEVISION OF SOUTH TEXAS
HERITAGE CABLEVISION, INC. (IA)                                IA     TCI OF THE HEARTLANDS
                                                                      TCI OF CENTRAL IOWA
                                                                      TCI OF SOUTHERN IOWA
                                                                      TCI OF NORTHERN IOWA
                                                                      TCI OF EASTERN IOWA
HERITAGE CABLEVISION, INC. (TX)                                TX
HERITAGE CABLEVUE, INC.                                        DE     TCI CABLEVISION OF NEW ENGLAND
HERITAGE COMMUNICATIONS PRODUCTS CORP.                         IA
HERITAGE COMMUNICATIONS, INC.                                  IA
HERITAGE INVESTMENTS, INC.                                     IA
HERITAGE MEDIA CORPORATION
HERITAGE ROC HOLDINGS CORP.                                    IA
HERITAGE/INDIANA CABLEVISION, INC.                             IA
HIERONYMOUS LIMITED
HILLCREST CABLEVISION COMPANY                                  OH
HKP PARTNERS OF NEW ZEALAND, LIMITED                           NZL
HOME SHOPPING NETWORK, INC.                                    DE     HOME SHOPPING NETWORK
     CITRUS OFFICE SUPPLY, INC.                                FL

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
     HOME SHOPPING CLUB, INC.                                  DE     HOME SHOPPING CLUB TELEMATION
     HOME SHOPPING CLUB OUTLET OF BRANDON, INC.                DE
     HOME SHOPPING CLUB OUTLET OF CLEARWATER, INC.             DE
     HOME SHOPPING CLUB OUTLET OF NEW PORT RICHEY, INC.        DE
     HOME SHOPPING CLUB OUTLET OF ORLANDO, INC.                DE
     HOME SHOPPING CLUB OF PINE HILLS, INC.                    DE
     HOME SHOPPING CLUB OUTLET OF SOUTH ORLANDO, INC.          DE
     HOME SHOPPING CLUB OUTLET OF ST. PETERSBERG, INC.         DE
     HOME SHOPPING CLUB OUTLET OF TAMPA, INC.                  DE
     HOME SHOPPING CLUB OUTLET OF WEST TAMPA, INC.             DE
     HOME SHOPPING CLUB OUTLETS, INC.                          DE
     HOME SHOPPING NETWORK ENTERTAINMENT, INC.                 DE
     HOME SHOPPING SERVICES, INC.                              DE     HOME SHOPPING SERVICES OF DELAWARE, INC.
     HOME SHOPPING SHOWCASE, INC.                              DE     INNOVATIONS IN LIVING
     HSN AVIATION, INC.                                        DE
     HSN CAPITAL CORPORATION                                   NV
     HSN COSMETICS, INC.                                       DE
     HSN CREDIT CORPORATION                                    DE
     HSN DIRECT, INC.                                          DE
     HSN ENTERTAINMENT EVENTS, INC.                            DE
     HSN ENTERTAINMENT HOLDING COMPANY, INC.                   DE
     HSN ENTERTAINMENT JOINT VENTURES, INC.                    DE     STAR PRODUCT GROUP
     HSN ENTERTAINMENT JOINT VENTURES II, INC.                 DE     PACIFIC MEDIA VENTURES
     HSN FULFILLMENT, INC.                                     DE
     HSN FULFILLMENT OF IOWA, INC.                             DE
     HSN FULFILLMENT OF NEVADA, INC.                           DE
     HSN FULFILLMENT OF VIRGINIA, INC.                         DE
     HSN HEALTH ASSIST, INC.                                   DE
     HSN HEALTH SERVICES, INC.                                 DE
     HSN INSURANCE, INC.                                       FL
     HSN INTERACTIVE, INC.                                     DE
     HSN LIFEWAY HEALTH PRODUCTS, INC.                         DE     INTERACTIVE MERCHANDISING
     HSN LIQUIDATION, INC.                                     DE
     HSN LIQUIDATION, INC. OF FLORIDA                          DE
     HSN LIQUIDATION, INC. OF IOWA                             DE
     HSN LIQUIDATION, INC. OF NEVADA                           DE
     HSN LIQUIDATION, INC. OF VIRGINIA                         DE
     HSN MAIL ORDER, INC.                                      DE     DESIGNER DIRECT
     HSN MAIL ORDER, INC. (CONT)                                      THE ORTHO-VENT DIVISION, INC.
                                                                      HOME SHOPPING VALUES

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
                                                                      HEROES COLLECTOR'S CLUB
                                                                      PRIVATE SHOWING - JEWELRY VALUES BY MAIL
                                                                      HSN MEDIA MERCHANDISE
     HSN PRODUCTS, INC.                                        DE
     HSN REALTY, INC.                                          DE     HSN REALTY OF DELAWARE, INC.
     HSN REDI-MED, INC.                                        DE
     HSN TELEVISION SHOPPING MALL, INC.                        DE
     HSN TOURS, INC.                                           DE     HOME SHOPPING TOURS
     HSN TRANSPORTATION, INC.                                  DE
     HSN TRAVEL, INC.                                          DE
     HSN TRUCKING, INC.                                        DE
     INTERNET SOFTWARE, INC.                                   CA
     MARKETECHS SERVICES, INC.                                 DE     PETALS & PRESENTS
     NATIONAL CALL CENTER, INC.                                DE
     ORTHO-VENT, INC.                                          DE     STUART MCGUIRE
                                                                      ORTHO-VENT
     VELA RESEARCH, INC.                                       DE
     WORLD REZ, INC.                                           DE     HOME SHOPPING TRAVEL
                                                                      WORLD REZ INC. OF DELAWARE
                                                                      THOMAS OAK & SONS
HOME SPORTS NETWORK, INC.                                      CO
HOME TEAM SPORTS LIMITED PARTNERSHIP                           DE     HOME TEAM SPORTS
HORIZON COMMUNICATIONS LTD.
HORIZON T.V. DISTRIBUTION LTD.
INDEPENDENCE CABLE TV COMPANY                                  MI     TCI CABLEVISION OF OAKLAND COUNTY, INC.
INDEPENDENT WIRELESS CABLE LTD.
INGENIUS                                                       CO     WHAT ON EARTH
                                                                      X*CHANGE
INTELLIGENT ELECTRONICS, INC.
INTERACTIVE NETWORK, INC.                                      CA
INTERMEDIA CAPITAL PARTNERS III, L.P.
INTERMEDIA PARTNERS LIMITED PARTNERSHIP                        CA
INTERMEDIA PARTNERS II, L.P.
INTERMEDIA PARTNERS III, L.P.                                  CA
INTERMEDIA PARTNERS OF CAROLINA, L.P.
INTERMEDIA PARTNERS OF MARYLAND, L.P.
INTERMEDIA PARTNERS OF WEST TENNESSEE, L.P.
INTERMEDIA PARTNERS V, L.P.
INTERNATIONAL CABLE CHANNELS PARTNERSHIP LTD.                  CO     INTERNATIONAL CHANNEL
INTERNATIONAL CABLECASTING TECHNOLOGIES, INC.

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
INTERNATIONAL SATELLITE, INC.
INTERNATIONAL TELEMETER CORPORATION (NV)                       NV
IONIAN COMMUNICATIONS, L.P.                                    DE
IOWA VENTURE CAPITAL FUND LIMITED PARTNERSHIP
IR-TCI PARTNERS II, L.P.                                       CA
IR-TCI PARTNERS III, L.P.                                      CA
IR-TCI PARTNERS IV, L.P.                                       CO
IR-TCI PARTNERS V, L.P.                                        CO
KABELCOM HOLDING CO.                                           DE
KABELCOM KABELTELEVIZIO KFT                                    HUN
KABELKOM MANAGEMENT CO.COMMUNIKACIOS KFT                       DE
KAUAI CABLEVISION
KENNIV SECURITIES
KBL NETWORK, INC.                                              CO     PRIME SPORTS - KBL
KFT
KIDS ARE PEOPLE TOO
KNOX CABLE T.V., INC.                                          TN
KTMA HOLDING CORP.
KTMA-TV INC.                                                   TX
LASALLE TELECOMMUNICATIONS, INC.                               IL     CHICAGO CABLE TV-IV
LAWRENCE COUNTY CABLE PARTNERS                                 CO
LENFEST COMMUNICATIONS, INC.                                   DE
LIBERTY BROADCASTING, INC.                                     OR
LIBERTY CHC, INC.                                              CO
LIBERTY COMMAND II, INC.                                       CO
LIBERTY COMPUTER VENTURES, INC.                                CO
LIBERTY COURT, INC.                                            WY
LIBERTY DISTRIBUTION, INC.                                     CO
LIBERTY HSN, INC.                                              CO
LIBERTY IFE, INC.                                              CO
LIBERTY MEDIA CORPORATION                                      DE
LIBERTY MLP, INC.                                              CO
LIBERTY OF NORTHERN INDIANA, INC.                              DE
LIBERTY QVC, INC.                                              CO
LIBERTY PRODUCTIONS, INC.                                      CO
LIBERTY PROGRAM INVESTMENTS, INC.                              WY
LIBERTY PROGRAM SUPPLY, INC.                                   WY
LIBERTY PROGRAMMING DEVELOPMENT CORPORATION                    WY
LIBERTY SATELLITE MARKETING, INC.                              CO
LIBERTY SPORTS AUSTRALIA PTY LIMITED                           AUS        PREMIER SPORTS NETWORK
LIBERTY SPORTS, INC.                                           CO

Subsidiary                                                     org.           d/b/a
----------                                                     ----           -----
LIBERTY SPORTS INTERNATIONAL, BV                               NETHERLANDS
LIBERTY SPORTS SALES, INC.                                     CO
LIBERTY VC, INC.                                               CO
LIBERTY VJN, INC.                                              CO
LIBERTY WHEELS, INC.
LIBERTY WOMENS SPORTS LEAGUE, INC.                             CO
LIBERTY-CSI, INC.                                              CO
LMC BAY AREA SPORTS, INC.                                      CO             SPORTSCHANNEL PACIFIC
LMC BET, INC.                                                  CO
LMC CANADA, INC.                                               CAN
LMC CHICAGO SPORTS, INC.                                       WY             SPORTSCHANNEL CHICAGO
LMC CLASSICS, INC.                                             NV
LMC ENTERTAINMENT, INC.                                        NV
LMC INFORMATION SERVICES, INC.                                 NV             X*PRESS INFORMATION SERVICES
LMC INTERNATIONAL, INC.                                        CO
LMC LENFEST, INC.                                              CO
LMC MUSIC, INC.                                                CO
LMC NORTHWEST CABLE SPORTS, INC.                               CO             PRIME SPORTS NORTHWEST
LMC REGIONAL SPORTS, INC.                                      CO
LMC SATCOM, INC.                                               GA
LMC SILVER KING, INC.                                          CO
LMC SOUTHEAST SPORTS, INC.                                     CO             SPORTSOUTH NETWORK
LMC SUNSHINE, INC.                                             CO             SUNSHINE NETWORK
LMC UPPER MIDWEST SPORTS, INC.                                 CO             PRIME SPORTS - UPPER MIDWEST
LMC UTAH SPORTS, INC. I                                        CO             PRIME SPORTS - INTERMOUNTAIN WEST
LONDON SOUTH CABLE PARTNERSHIP                                 CO
LSI SHOWCASE, INC.                                             CO
LVO CABLE PROPERTIES, INC.                                     OK
LVOC MANAGEMENT, INC.                                          OK
MACNEIL/LEHRER PRODUCTIONS                                     NY
MARGATE VIDEO SYSTEMS, INC.                                    FL
MARVEL                                                         DE
MATERIALS HANDLING SERVICES, INC.                              CO             WESTERN COMMUNICATIONS MATERIALS
                                                                              HANDLING SERVICES, INC.
MATRIX-VISION OF LOUDON COUNTY, INC.

MCNS HOLDINGS, L.P.                                            NY
MELANIE CABLE PARTNERS, L.P.

MIAMI TELE-COMMUNICATIONS, INC.                                FL
MICRO-RELAY, INC.                                              MD

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
MICROBAND UNITED CORPORATION                                   DE
MICROUNITY SYSTEMS ENGINEERING, INC.
MICROWAVE DISTRIBUTION SYSTEMS LTD.
MID-KANSAS, INC.                                               KS
MIDDLESEX CABLE LIMITED                                        UK
MILBANK-GRANT COUNTY DEVELOPMENT CORPORATION                   SD
MILE HI CABLE PARTNERS, L.P.                                   CO
MISSISSIPPI CABLEVISION, INC.                                  MS     TCI OF NORTH MISSISSIPPI
MOONLIGHT BOWL, INC.                                           CA
MOUNTAIN CABLE NETWORK, INC.                                   NV     MOUNTAIN CABLE ADVERTISING
MOUNTAIN MOBILE TELEVISION LIMITED LIABILITY COMPANY           NV     MOUNTAIN MOBILE TELEVISION
MOUNTAIN STATES GENERAL PARTNER CO.                            CO
MOUNTAIN STATES LIMITED PARTNER CO.                            CO
MOUNTAIN STATES VIDEO                                          CO     TCI OF COLORADO, INC.
MOUNTAIN STATES VIDEO COMMUNICATIONS CO., INC.                 CO     TCI OF COLORADO, INC.
MOUNTAIN STATES VIDEO, INC.                                    CO     TCI OF COLORADO, INC.
MSV SUBSIDIARY, INC.                                           CO
MT VENTURE I                                                   TX
MULTITECHNOLOGY SERVICES, L.P.                                 TX
MUSKEGON CABLE TV CO.                                          MI     TCI CABLEVISION OF GREATER MICHIGAN, INC.
NARRAGANSETT CABLEVISION CORPORATION                           RI     HERITAGE CABLEVISION OF NARRAGANSETT
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.                    DE
NETLINK INTERNATIONAL, INC.                                    CO
NETLINK USA                                                    CO
NETWORK 021 LTD.                                               UK
NEW CONCEPTS ENTERPRISES, INC.                                 NJ
NEWPORT NEWS CABLEVISION ASSOCIATES, L.P.                      CO
NEWPORT NEWS CABLEVISION, LTD.                                 CO     UNITED ARTISTS CABLE OF NEWPORT NEWS
NHT PARTNERSHIP                                                NY
NORKABEL A/S                                                   NOR
NORTH LONDON CHANNEL LTD.                                      UK
NORTHERN VIDEO, INC.                                           MN     TCI OF CENTRAL MINNESOTA
NORTHWEST CABLE ADVERTISING                                    NY     TV MART (FILLED UNDER TCIC WA)
NORTHWEST ILLINOIS CABLE CORPORATION                           DE
NORTHWEST ILLINOIS TV CABLE CO.                                DE     TCI CABLEVISION OF GALESBURG/MONMOUTH
NORTHWEST ILLINOIS TV CABLE COMPANY                            IL
NUCABLE RESOURCES CORPORATION
OHIO CABLEVISION NETWORK, INC.                                 IA     TCI CABLEVISION OF NORTHWESTERN OHIO
OSCAR I CORPORATION
OTTUMWA CABLEVISION, INC.                                      IA     TCI OF SOUTHERN IOWA

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
PACIFIC MICROWAVE JOINT VENTURE                                CA
PARKLAND CABLEVISION, INC.                                     FL
PENNSYLVANIA EDUCATIONAL COMMUNICATIONS SYSTEMS                PA
PESCI KABELTELEVIZIO KFT                                       HUN
PITTSBURG CABLE TV, INC.                                       KS     TCI OF PITTSBURG
PREMIER SPORTS AUSTRALIA PTY LIMITED                           AUS
PREVIEW MAGAZINE CORPORATION                                   NY
PRIME NETWORK LIMITED LIABILITY COMPANY                        WY     PRIME NETWORK NEWSPORT
PRIME PHILADELPHIA SPORTS LIMITED LIABILITY COMPANY            WY     SPORTSCHANNEL PHILADELPHIA/PRISM
PRIME SPORTS AUSTRALIA                                         AUS
PRIME SPORTS EVENTS, INC.                                      CO
PRIME SPORTS MERCHANDISING, INC.                               CO
PRIME SPORTS NETWORK - UPPER MIDWEST                           MN     PRIME SPORTS - UPPER MIDWEST
PRIME SPORTS NORTHWEST NETWORK                                 DE     PRIME SPORTS - NORTHWEST
PRIME SPORTSCHANNEL NETWORKS ASSOCIATES                        NY     PRIME NETWORK
PRIME TICKET NETWORKS, L.P.                                    CA     PRIME SPORTS - WEST
                                                                      LA CADENA DEPORTIVA
PRIME TIME SPORTS EVENTS, INC.                                 CO
PRIME TIME TONIGHT, INC.                                       DE
PRIMESTAR PARTNERS L.P.                                        DE
PRINCES HOLDINGS LTD.                                          IRE
PUBLIC CABLE COMPANY                                           ME
PEACHTREE CABLE TV, INC.                                       NV
QE+ LTD.                                                       CO
QVC  INC.                                                      DE     QVC NETWORK
                                                                      Q2
QVC INVESTMENT, INC.                                           CO
QVC INVESTMENT, INC.                                           CO
QVC NETWORK, INC.                                              DE
RACINE TELECABLE CORPORATION                                   WI
RANDOM ACCESS, INC.
REISS MEDIA ENTERPRISES, INC.                                  DE
REPUBLIC PICTURES TELEVISION                                   DE
RL INGENIUS, INC.                                              CO
ROBERT FULK, LTD.                                              DE
ROBIN CABLE SYSTEMS II, INC.
ROBIN CABLE SYSTEMS II, L.P.                                   CA
ROBIN CABLE SYSTEMS OF SIERRA VISTA, L.P.
ROBIN CABLE SYSTEMS OF TUCSON                                  AZ
ROBIN CABLE SYSTEMS, L.P.                                      CA

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
ROBIN MEDIA GROUP, INC.                                        NV
ROCKY MOUNTAIN FARMS, INC.                                     CO
ROCKY MOUNTAIN LEONARD VS HEARNS II, JOINT VENTURE             CO
ROCKY MOUNTAIN PRIME SPORTS NETWORK                            CO
ROCKY MOUNTAIN SPORTS AND LIFESYTLE CHANNEL, INC.              DE
RTV ASSOCIATES, L.P.                                           DE
RUTI-SWEETWATER, INC.                                          UT
S/D CABLE PARTNERS, LTD.                                       CO     TCI CABLEVISION OF PRINCETON, L.P.
                                                                      TCI CABLEVISION OF ROCK FALLS, L.P.
SAGUARO CABLE TELEVISION INVESTORS LIMITED PARTNERSHIP         CO
SAN LEANDRO CABLE TELEVISION, INC.                             CA     TCI CABLEVISION OF HAYWARD
SANTA FE CABLEVISION CO.                                       NM
SANTA FE CABLEVISION COMPANY                                   NM     TCI CABLEVISION OF SANTA FE
SATELLITE SERVICES OF PUERTO RICO, INC.                        DE
SATELLITE SERVICES, INC.                                       DE
SCC PROGRAMS, INC.                                             IL
SCD INVEST AB                                                  SWE
SELMA TELECABLE CORPORATION                                    AL
SEMAPHORE PARTNERS                                             CO
SERVICES, INC.
SHELTER RESOURCES CORP.
SILLERMAN - MAGEE COMMUNICATIONS MANAGEMENT CORPORATION
SILVER SCREEN PARTNERS, L.P.
SILVER SPUR LAND AND CATTLE CO.                                WY     SILVER SPUR RANCH
SKY NETWORK TELEVISION, LIMITED                                NZL
SKYVIEW TV, INC.                                               MT
SONIC COMMUNICATIONS SAN LUIS OBISPO AND SANTA CRUZ
SONIC PARTNERS, L.P.
SOUTH CHICAGO CABLE, INC.                                      IL     CHICAGO CABLE TV-V
SOUTH FLORIDA CABLE ADVERTISING                                FL
SOUTHERN COMMUNICATIONS CORPORATION                            VA
SOUTHERN SATELLITE SYSTEMS, INC.                               GA

SOUTHWEST CABLEVISION ASSOCIATES, L.P.                         CO
SOUTHWEST TELECABLE, INC.                                      TX
SOUTHWEST WASHINGTON CABLE, INC.                               WA
SPORTS HOLDING, INC.                                           TX
SPORTSCHANNEL CHICAGO ASSOCIATES                               NY     SPORTSCHANNEL CHICAGO
SPORTSCHANNEL PACIFIC ASSOCIATES                               NY     SPORTSCHANNEL PACIFIC
SPORTSCHANNEL PRISM ASSOCIATES                                 NY     SPORTSCHANNEL PHILADELPHIA/PRISM

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
SPORTSOUTH NETWORK, L.P.                                       DE     SPORTSOUTH NETWORK
SSI 2, INC.                                                    NV
ST. LOUIS TELE-COMMUNICATIONS, INC.                            MO     TCI CABLEVISION OF ST. LOUIS
STARSTREAM LIMITED                                             UK
STT VIDEO PARTNERS, L.P.
SVHH CABLE ACQUISITIONS, L. P.                                 DE
SUNSHINE NETWORK                                               FL     SUNSHINE NETWORK
SUNSHINE NETWORK OF FLORIDA, LTD.                              FL
SWEDEN CABLE & DISH AB                                         SWE
SYRACUSE HILTON HEAD HOLDINGS, L. P.                           DE
T.V. SPORTS LTD.
TAMPA BAY INTERCONNECT                                         FL     TBI
TCG CHICAGO                                                    NY
TCG CONNECTICUT                                                NY
TCG DALLAS                                                     NY
TCG DALLAS SYSTEMS                                             NY
TCG DETROIT                                                    NY
TCG ILLINOIS                                                   NY
TCG LOS ANGELES                                                NY
TCG PARTNERS
TCG PHOENIX                                                    NY
TCG PITTSBURGH                                                 NY
TCG SAN FRANCISCO                                              NY
TCG SEATTLE                                                    NY
TCG SOUTH FLORIDA                                              NY
TCG ST. LOUIS                                                  NY
TCI AOL, INC.                                                  CO
TCI ARGENTINA, INC.                                            CO
TCI BATON ROUGE VENTURES, INC.                                 CO
TCI CABLE ADNET, INC.                                          CO
TCI CABLE EDUCATION, INC.                                      CO
TCI CABLE HOLDING COMPANY I                                    DE
TCI CABLE HOLDING COMPANY II                                   DE
TCI CABLE INVESTMENTS, INC.                                    DE
TCI CABLE MANAGEMENT CORPORATION                               CO
TCI CABLE PROGRAMME PARTNERS, INC.                             CO
TCI CABLEVISION ASSOCIATES, INC.                               DE
TCI CABLEVISION OF ALABAMA, INC.                               AL
TCI CABLEVISION OF ARIZONA, INC.                               AZ
TCI CABLEVISION OF BAKER/ZACHARY, INC.                         DE     TCI OF LOUISIANA

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TCI CABLEVISION OF CALIFORNIA, INC.                            CA
TCI CABLEVISION OF CANON CITY, LTD.                            CO
TCI CABLEVISION OF COLORADO, INC.                              CO     TCI OF COLORADO, INC.
TCI CABLEVISION OF DALLAS, INC.                                TX
TCI CABLEVISION OF FLORIDA, INC.                               FL     TCI OF COLORADO, INC.
TCI CABLEVISION OF GEORGIA, INC.                               GA
TCI CABLEVISION OF GREAT FALLS, INC.                           DE
TCI CABLEVISION OF IDAHO, INC.                                 ID
TCI CABLEVISION OF KENTUCKY, INC.                              KY     TCI CABLE ADVERTISING
TCI CABLEVISION OF KIOWA, INC.                                 CO
TCI CABLEVISION OF LEESVILLE, INC.                             DE
TCI CABLEVISION OF MARYLAND, INC.                              MD
TCI CABLEVISION OF MASSACHUSETTS, INC.                         MA
TCI CABLEVISION OF MICHIGAN, INC.                              MI     TCI CABLE ADVERTISING
TCI CABLEVISION OF MINNESOTA, INC.                             MN     TCI OF MINNESOTA
TCI CABLEVISION OF MISSOURI, INC.                              MO
TCI CABLEVISION OF MONTANA, INC.                               MT
TCI CABLEVISION OF NEBRASKA, INC.                              NE
TCI CABLEVISION OF NEVADA, INC.                                NV
TCI CABLEVISION OF NEW HAMPSHIRE, INC.                         NH
TCI CABLEVISION OF NEW MEXICO, INC.                            NM
TCI CABLEVISION OF NORTH CAROLINA, INC.                        NC
TCI CABLEVISION OF NORTH CENTRAL KENTUCKY, INC.                KY
TCI CABLEVISION OF OHIO, INC.                                  OH     TCI CABLE ADVERTISING
TCI CABLEVISION OF OKANOGAN VALLEY, INC.                       WA
TCI CABLEVISION OF OKLAHOMA, INC.                              OK
TCI CABLEVISION OF OREGON, INC.                                OR
TCI CABLEVISION OF PASCO COUNTY                                FL
TCI CABLEVISION OF PINELLAS COUNTY, INC.                       FL
TCI CABLEVISION OF PUERTO RICO, INC.                           DE
TCI CABLEVISION OF SIERRA VISTA, INC.                          CO
TCI CABLEVISION OF SOUTH DAKOTA, INC.                          SD
TCI CABLEVISION OF SOUTHWEST WASHINGTON, INC.                  WA
TCI CABLEVISION OF ST. BERNARD, INC.                           LA     TCI OF LOUISIANA
TCI CABLEVISION OF TEXAS, INC.                                 TX
TCI CABLEVISION OF TUCSON/SIERRA VISTA, INC.                   CO
TCI CABLEVISION OF TWIN CITIES, INC.                           WA
TCI CABLEVISION OF UTAH, INC.                                  UT
TCI CABLEVISION OF VERMONT, INC.                               DE
TCI CABLEVISION OF WASHINGTON, INC.                            WA     PACCOM

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
                                                                      TV MART
TCI CABLEVISION OF WISCONSIN, INC.                             WI
TCI CABLEVISION OF WYOMING, INC.                               WY
TCI CABLEVISION OF YAKIMA VALLEY, INC.                         WA
TCI CABLEVISION OF YAKIMA, INC.                                WA
TCI CATHAY TV, INC.                                            CO
TCI CENTRAL, INC.                                              DE
TCI CHILI, INC.                                                CO
TCI COMMUNICATIONS, INC.                                       DE     TCI CABLEVISION OF DURANGO, INC.
TCI CUTTHROAT ISLAND, INC.                                     CO
TCI CABLEPCS, INC.                                             CO
TCI CABLEPHONE, INC.                                           CO
TCI DEVELOPMENT CORPORATION                                    CO
TCI EL ENTERTAINMENT, INC.                                     CO
TCI EAST, INC.                                                 DE
TCI FAROUDJA, INC.                                             CO
TCI FLEET SERVICES, INC.                                       CO
TCI GAMECO HOLDINGS, INC.                                      CO
TCI GCI, INC.                                                  CO
TCI GREAT LAKES, INC.                                          DE
TCI HEALTH, INC.                                               CO
TCI HITS, INC.                                                 CO
TCI HOLDINGS II, INC.                                          CO
TCI HOLDINGS, INC.                                             CO

TCI INTELLIGENT ELECTRONICS, INC.                              CO
TCI INTERNATIONAL HOLDINGS, INC.                               DE
TCI INTERNATIONAL INVESTMENTS LTD.                             UK
TCI INTERNATIONAL PARTNERSHIP HOLDINGS, INC.                   CO
TCI INVESTMENTS, INC.                                          CO
TCI IP, INC.                                                   DE
TCI IP, INC.                                                   CO
TCI JAPAN, INC.                                                CO
TCI K-1, INC.                                                  CO
TCI LIBERTY, INC.                                              DE
TCI LIGHTSPAN HOLDINGS, INC.                                   CO
TCI MICROWAVE, INC.                                            DE
TCI MOVIES, AUSTRALIA PTY, LIMITED                             AUS
TCI NETWORK, INC.                                              CO
TCI NEWS, INC.                                                 CO

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TCI NORTH CENTRAL, INC.                                        DE
TCI NORTHEAST, INC.                                            DE
TCI OF ARKANSAS, INC.                                          AR
TCI OF AUBURN, INC.                                            DE
TCI OF CONNECTICUT, INC.                                       CT
TCI OF COUNCIL BLUFFS, INC.                                    IA
TCI OF D.C., INC.                                              DC
TCI OF DELAWARE, INC.                                          DE
TCI OF GREENSBURG                                              CO
TCI OF ILLINOIS, INC.                                          IL     TCI CABLE ADVERTISING
                                                                      TCI CALBEVISION OF DUBUQUE, INC.
TCI OF INDIANA, INC.                                           IN     TCI CABLE ADVERTISING
TCI OF IOWA, INC.                                              IA     TCI CABLEVISION OF DUBUQUE, INC.
TCI OF KANSAS, INC.                                            KS     TCI CABLEVISION OF STILLWATER
                                                                      TCI CABLEVISION OF TULSA
TCI OF KOKOMO, INC.                                            CO
TCI OF MAINE, INC.                                             ME
TCI OF MISSISSIPPI, INC.                                       MS
TCI OF NEW JERSEY, INC.                                        NV
TCI OF NEW YORK, INC.                                          NY
TCI OF NORTH CENTRAL KENTUCKY, INC.                            KY
TCI OF NORTH DAKOTA, INC.                                      ND
TCI OF NORTHERN NEW JERSEY, INC.                               WA     TCI CABLEVISION OF CENTRAL COLORADO
                                                                      TCI CABLEVISION OF NORTHEASTERN OREGON
                                                                      TCI CABLEVISION OF SOUTHEAST WASHINGTON
                                                                      TCI CABLEVISION OF THE TREASURE COAST
                                                                      TCI OF NORTHERN NEW JERSEY
TCI OF PENNSYLVANIA, INC.                                      PA     TCI CABLE ADVERTISING
                                                                      TCI OF CALIFORNIA
TCI OF PR, INC.                                                CO
TCI OF PUERTO RICO, INC.                                       CO
TCI OF RHODE ISLAND, INC.                                      RI
TCI OF SEATTLE, INC.                                           DE
TCI OF SOUTH CAROLINA, INC.                                    SC
TCI OF SOUTHERN MAINE, INC.                                    ME
TCI OF SOUTHERN MINNESOTA, INC.                                DE     TCI OF SOUTHERN MINNESOTA
TCI OF TACOMA, INC.                                            DE
TCI OF TENNESSEE, INC.                                         TN
TCI OF THE BLUFFLANDS, INC.                                    DE     TCI CABLE OF LA CROSSE
                                                                      TCI OF SOUTHERN MINNESOTA

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TCI OF VIRGINIA, INC.                                          VA
TCI OF WATERTOWN, INC.                                         IA
TCI OF WEST VIRGINIA, INC.                                     WV     TCI CABLE ADVERTISING
TCI ONLINE SERVICES, INC.                                      CO
TCI OSCAR I, INC.                                              CO
TCI PACIFIC MICROWAVE, INC.                                    CO     PACIFIC MICROWAVE
TCI POLAND, INC.                                               CO
TCI PRIME SPORTS, INC.                                         CO
TCI PRIVATE VENTURES, INC.                                     CO
TCI PROGRAM HOLDINGS COMPANY II                                DE
TCI PROGRAMMING HOLDING COMPANY III                            DE
TCI RANDOM ACCESS, INC.                                        CO
TCI REALTY INVESTMENTS COMPANY                                 DE
TCI REPUBLIC PICTURES, INC.                                    CO
TCI REQUEST, INC.                                              CO
TCI SILLERMAN-MAGEE, INC.                                      CO
TCI SOUTHEAST DIVISIONAL HEADQUARTERS, INC.                    AL
TCI SOUTHEAST, INC.                                            DE
TCI SPORTS                                                     UT
TCI SPORTS, INC. (NV)                                          NV
TCI STARZ, INC.                                                CO
TCI STS, INC.                                                  CO
TCI STS-MTVI, INC.                                             TX
TCI TECHNOLOGY VENTUES, INC.                                   DE

TCI TELEPORT OF BALTIMORE, INC.                                MD
TCI TELEPORT OF BOSTON, INC.                                   MA
TCI TELEPORT OF CHICAGO, INC.                                  IL
TCI TELEPORT OF CHICAGO-SWITCH, INC.                           IL
TCI TELEPORT OF DALLAS, INC.                                   TX
TCI TELEPORT OF DALLAS-SWITCH, INC.                            TX
TCI TELEPORT OF DENVER, INC.                                   TX
TCI TELEPORT OF DETROIT, INC.                                  MI
TCI TELEPORT OF HARTFORD, INC.                                 CT
TCI TELEPORT OF HOUSTON, INC.                                  TX
TCI TELEPORT OF INDIANAPOLIS, INC.                             CO
TCI TELEPORT OF LOS ANGELES, INC.                              CA
TCI TELEPORT OF MIAMI, INC.                                    FL
TCI TELEPORT OF PHOENIX, INC.                                  AZ
TCI TELEPORT OF PITTSBURGH, INC.                               PA     PENN ACCESS CORPORATION

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TCI TELEPORT OF PROVIDENCE, INC.                               CO
TCI TELEPORT OF SAN FRANCISCO, INC.                            CA
TCI TELEPORT OF SEATTLE, INC.                                  WA
TCI TELEPORT OF ST. LOUIS, INC.                                MO
TCI TELEPORT PARTNERS, INC.                                    CO
TCI TELEPORT, INC.                                             CO
TCI TKR CABLE I, INC.                                          DE
TCI TKR CABLE II, INC.                                         DE
TCI TKR CABLE III, INC.                                        DE
TCI TKR LIMITED PARTNERSHIP                                    CO
TCI TKR OF ALABAMA, INC.                                       DE     TCI OF ALABAMA
TCI TKR OF CENTRAL FLORIDA, INC.                               FL     TCI OF CENTRAL FLORIDA
TCI TKR OF DALLAS, INC.                                        DE
TCI TKR OF FLORIDA, INC.                                       DE
TCI TKR OF GEORGIA, INC.                                       DE     TCI OF GEORGIA
TCI TKR OF HOLLYWOOD, INC.                                     DE     TCI OF HOLLYWOOD
TCI TKR OF HOUSTON, INC.                                       TX     TCI CABLEVISION OF HOUSTON
TCI TKR OF JEFFERSON COUNTY, INC.                              KY     TKR CABLE OF GREATER LOUISVILLE, INC.
TCI TKR OF KENTUCKY, INC.                                      DE
TCI TKR OF METRO DADE, INC.                                    DE
TCI TKR OF NORTHERN KENTUCKY, INC.                             KY     TKR CABLE OF NORTHERN KENTUCKY, INC.
TCI TKR OF SOUTH DADE, INC.                                    FL     TCI OF SOUTH DADE
TCI TKR OF SOUTH FLORIDA, INC.                                 DE     TCI OF SOUTH FLORIDA
TCI TKR OF SOUTHEAST TEXAS, INC.                               DE
TCI TKR OF SOUTHERN KENTUCKY, INC.                             DE     TKR CABLE OF SOUTHERN KENTUCKY, INC.
TCI TKR OF THE GULF PLAINS, INC.                               DE     TCI OF THE GULF PLAINS
TCI TKR OF THE METROPLEX, INC.                                 TX     TCI CABLEVISION OF THE METROPLEX
TCI TKR OF WYOMING, INC.                                       WY
TCI TKR, INC.                                                  DE
TCI TSX, INC.                                                  CO
TCI TURNER PREFERRED, INC.                                     CO
TCI TVRO MANAGEMENT CORPORATION                                CO
TCI UA I, INC.                                                 CO
TCI UA, INC.                                                   DE
TCI VENTURES FIVE, INC.                                        CO
TCI VENTURES FOUR, INC.                                        CO
TCI VENTURE CAPITAL, INC.                                      CO
TCI WEST, INC.                                                 DE
TCI WOODLANDS VENTURES, INC.                                   CO
TCI-AUSTRALIA, INC.                                            CO

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TCI-EUROMUSIC, INC.                                            CO
TCI-TVGOS, INC.                                                CO
TCI-UC, INC.                                                   DE
TCI/FOX FUNDING PARTNERSHIP                                    NY
TCI/US WEST CABLE COMMUNICATIONS GROUP                         CO
TCID - WW, INC.                                                CO
TCID DATA TRANSPORT, INC.                                      CO
TCID GAMES, INC.                                               CO
TCID, INC.                                                     CO
TCID NETWORKS, INC.                                            DE
TCID OF CARSON, INC.                                           CA
TCID OF CHICAGO, INC.                                          IL
TCID OF FLORIDA, INC.                                          FL     TCI CABLEVISION OF PASCO COUNTY
TCID OF MICHIGAN, INC.                                         NV
TCID OF NEW ZEALAND LIMITED                                    NZL
TCID OF PUERTO RICO, INC.                                      NV
TCID OF SOUTH CHICAGO, INC.                                    IL
TCID PARTNERS II, INC.                                         CO
TCID PARTNERS, INC.                                            CO
TCID VIDEO ENTERPRISES, INC.                                   CO
TCID VIRTUAL I/O, INC.                                         CO
TCID X*PRESS, INC.                                             CO
TCID, INC.                                                     CO
TCID-COMMERCIAL MUSIC, INC.                                    CO
TCID-ICP III, INC.                                             CO
TCID-IP III, INC.                                              CO
TCID-IP IV, INC.                                               CO
TCID-IP V, INC.                                                CO
TCID-SVHH, INC.                                                DE
TCIP, INC.                                                     CO
TECHNOLOGY PROGRAMMING VENTURES                                CO

TELE-COMMUNICATIONS DOMINICANA, INC.                           DE
TELE-COMMUNICATIONS OF COLORADO, INC.                          CO     TCI COLORADO COMMUNITY CABLE TELEVISION, INC.
TELE-COMMUNICATIONS OF SOUTH SUBURBIA, INC.                    IL
TELE-COMMUNICATONS, INC.                                       DE
TELECABLE DEVELOPMENT CORPORATION                              VA
TELECABLE KCFN HOLDING CORP.                                   VA
TELECABLE NACIONAL, CXA (DR)
TELECABLE OF BLOOMINGTON/NORMAL CORPORATION                    VA

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TELECABLE OF CLEVELAND, INC.                                   TN
TELECABLE OF COLUMBUS, INC.                                    GA
TELECABLE OF GREENVILLE, INC.                                  SC
TELECABLE OF LEE COUNTY, INC.                                  AL
TELECABLE OF LEXINGTON, INC.                                   KY
TELECABLE OF OVERLAND PARK, INC.                               KS
TELECABLE OF PIEDMONT, INC.                                    SC
TELECABLE OF PLANO, INC.                                       TX
TELECABLE OF RADCLIFF, INC.                                    KY
TELECABLE OF RICHARDSON, INC.                                  TX
TELECABLE OF SPARTANBURG, INC.                                 SC
TELECABLE OF SPRINGFIELD, INC.                                 MO
TELECOMMUNICATIONS CABLE SYSTEMS, INC.                         LA     TCI OF LOUISIANA
TELENOIS, INC.                                                 IL
TELEPORT COMMUNICATIONS GROUP INC.
TELESTAR VIDEO CORPORATION                                     FL
TELEVENTS GROUP JOINT VENTURE                                  CO     TCI OF CENTRAL IOWA
                                                                      TCI OF EASTERN IOWA
                                                                      TCI OF THE HEARTLANDS
TELEVENTS GROUP, INC.                                          NV
TELEVENTS OF COLORADO, INC.                                    CO
TELEVENTS OF EAST COUNTY, INC.                                 WY     TCI CABLEVISION OF EAST COUNTY
TELEVENTS OF FLORIDA, INC.                                     WY
TELEVENTS OF POWDER RIVER, INC.                                WY
TELEVENTS OF SAN JOAQUIN, INC.                                 WY     TCI CABLEVISION OF SAN JOAQUIN

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TELEVENTS OF WYOMING, INC.                                     WY
TELEVENTS, INC.                                                NV     TCI CABLEVISION OF CONTRA COSTA COUNTY
TELEVESTER, INC.
TELEVISION CABLE SERVICE, INC.                                 TX     TCI CABLEVISION OF ABILENE
                                                                      TCI CABLEVISION OF EAST TEXAS
                                                                      TCI CABLEVISION OF PERRYTON
                                                                      TCI CABLEVISION OF WEST TEXAS
TELEWEST COMMUNICATIONS GROUP LTD.                             UK
TELEWEST EUROPE GROUP                                          CO
TELEWEST LTD.                                                  UK
TELEWEST PARLIAMENTARY HOLDINGS LIMITED                        UK
TELLURIDE CABLEVISION, INC.                                    DE
TEMPO CABLE, INC.                                              OK     TCI CABLEVISION OF CENTRAL OKLAHOMA, INC.
                                                                      TCI CABLEVISION OF NOCONA
                                                                      TCI CABLEVISION OF OKLAHOMA (TEMPO), INC.
                                                                      TCI CABLEVISION OF TEXAS (TEMPO), INC.
                                                                      TCI OF ARKANSAS (TEMPO), INC.
TEMPO DBS, INC.                                                CO
TEMPO DEVELOPMENT CORPORATION                                  OK
TEMPO ENTERPRISES, INC.                                        OK     TEMPO ENTERPRISES, INC.
TEMPO SATELLITE, INC.                                          OK
TEMPO TELEVISION, INC.                                         OK
TEVEL ISRAEL INTERNATIONAL COMMUNICATIONS LTD.                 ISR
THE CABLE CORPORATION LIMITED                                  UK
THE CABLE TELEVISION NETWORK OF NEW JERSEY, INC.
THE DETROIT CABLE INTERCONNECT L.P.                            DE     THE DETROIT CABLE INTERCONNECT LIMITED
                                                                        PARTNERSHIP
THE FASHION CHANNEL NETWORK, INC.                              DE
THE GREATER CHICAGO CABLE INTERCONNECT                         IL     GCCI
THE GREATER PHILADELPHIA CABLE INTERCONNECT                    PA     PCA
                                                                      PHILADELPHIA CABLE ADVERTISING
THE HILINE NETWORK                                             MT
THE PARLIAMENTARY CHANNEL LIMITED
THE WOLFDALE CORPORATION                                       CO
THE WOODLANDS COMMUNICATIONS NETWORK                           TX     THE WOODLANDS SECURITY COMPANY
                                                                          UNITED ARTISTS CABLE OF THE WOODLANDS
TISHDORET ACHZAKOT LTD.                                        ISR
TRANS-MUSKINGUM, INCORPORATED                                  WV
TRI CITIES CABLE TELEVISION COMPANY                            NE
TRIBUNE COMPANY CABLE OF MICHIGAN, INC.                        DE     TRIBUNE/UNITED CABLE OF OAKLAND COUNTY

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
TRIBUNE-UNITED CABLE OF OAKLAND COUNTY                         MI     TCI CABLEVISION OF OAKLAND COUNTY, INC.
TSX CORPORATION                                                NV
TULSA CABLE TELEVISION, INC.                                   OK     TCI CABLEVISION OF TULSA
TURNER BROADCASTING SYSTEM, INC.
TV NETWORK CORPORATION                                         CO
TYNESIDE CABLE LIMITED PARTNERSHIP                             CO
UA EUROPEAN THEATRES, INC.                                     CO
UA THINK, INC.                                                 CO
UA-COLUMBIA ALPINE TOWER, INC.                                 NJ
UA-COLUMBIA CABLEVISION OF MASSACHUSETTS, INC.                 MA     TCI CABLEVISION OF NORTH ATTLEBORO/TAUNTON
UA-COLUMBIA CABLEVISION OF NEW JERSEY, INC.                    NJ
UA-COLUMBIA CABLEVISION OF WESTCHESTER, INC.                   NY     TCI OF NORTHERN NEW JERSEY
                                                                      TCI CABLE OF WESTCHESTER
UA-FRANCE, INC.                                                CO
UA-UII MANAGEMENT, INC.                                        CO
UA-UII, INC.                                                   CO
UACC MIDWEST, INC.                                             DE     TCI CABLE ADVERTISING
                                                                      TCI OF SOUTH MISSISSIPPI
                                                                      TCI CABLEVISION OF ASHEVILLE
                                                                      TCI CABLEVISION OF DECATUR
                                                                      TCI CABLEVISION OF CENTRAL ILLINOIS
                                                                      TCI OF CENTRAL INDIANA (MADISON CO)
                                                                      TCI OF EVANSVILLE (VANDERBURGH CO)
                                                                      TCI CABLEVISION OF WEST MICHIGAN, INC.
                                                                      TCI CABLEVISION OF MERCED COUNTY
                                                                      TCI CABLEVISION OF SANTA CRUZ COUNTY
                                                                      TCI CABLEVISION OF TRACY
                                                                      TCI CABLEVISION OF VACAVILLE
                                                                      TCI CABLEVISION OF WALNUT CREEK
                                                                      TCI CABLEVISION OF NORTHSHORE

UAII MERGER CORP.                                              DE
UAII SUB NO. 24, INC.                                          DE
UATC MERGER CORP.                                              NY
UCI ENTERPRISES, INC.                                          CO
UCT AIRCRAFT, INC.                                             CO
UCT INVESTMENTS (COLORADO), INC.                               CO
UCT VIDEO, INC.                                                CO
UCT-NETHERLANDS, B.V.                                          NTH
UCTC OF BALTIMORE, INC.                                        DE

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
UCTC OF LOS ANGELES COUNTY, INC.                               DE     TCI CABLEVISION OF LOS ANGELES COUNTY
UII MANAGEMENT                                                 CO
UII-IRELAND LIMITED LIABILITY COMPANY                          UT
UII-IRELAND, LTD.                                              CO
UK LIVING LIMITED
UNITED ADVERTISING NETWORK, INC.                               CO
UNITED ARTISTS (CHILDRENS CHANNEL) LIMITED                     UK
UNITED ARTISTS B. V.                                           NTH
UNITED ARTISTS BROADCAST PROPERTIES, INC.                      DE
UNITED ARTISTS CABLE HOLDINGS, INC.                            CO
UNITED ARTISTS CABLE INVESTMENTS, INC.                         DE
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL
  HOLDINGS, INC.                                               CO
UNITED ARTISTS CABLE TELEVISION INTERANTIONAL
  INVESTMENTS, INC.                                            CO
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL LTD              UK
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL
  SERVICE COMPANY, INC.                                        CO
UNITED ARTISTS CABLE TELEVISION UK, HOLDINGS, INC.             DE
UNITED ARTISTS CABLESYSTEMS CORPORATION                        DE
UNITED ARTISTS COMMUNICATIONS (AVON) LTD.                      UK
UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LTD.                 UK
UNITED ARTISTS COMMUNICATIONS (LONDON SOUTH) PLC               UK
UNITED ARTISTS COMMUNICATIONS (NOMINEES) LTD.                  UK
UNITED ARTISTS COMMUNICATIONS (NORTH EAST) LIMITED             UK
UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP         UK
UNITED ARTISTS COMMUNICATIONS (NORTH THAMES ESTUARY) LTD       UK
UNITED ARTISTS COMMUNICATIONS (SCOTLAND) LTD.                  SCT
UNITED ARTISTS COMMUNICATIONS (SOUTH THAMES ESTUARY) LTD       UK
UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP     UK
UNITED ARTISTS COTSWOLDS PARTNERSHIP HOLDINGS, L.P.            CO
UNITED ARTISTS ENTERTAINMENT (PROGRAMMING) LIMITED             UK
UNITED ARTISTS ENTERTAINMENT COMPANY                           DE
UNITED ARTISTS ENTERTAINMENT (PROGRAMMING) LTD.                UK
UNITED ARTISTS EUROPEAN HOLDINGS LIMITED                       UK
UNITED ARTISTS HOLDINGS, INC.                                  DE
UNITED ARTISTS INTERNATIONAL, INC.                             CO
UNITED ARTISTS INVESTMENTS, INC.                               CO
UNITED ARTISTS K-1 INVESTMENTS, INC.                           CO
UNITED ARTISTS OPERATOR SERVICES CORPORATION                   CO

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
UNITED ARTISTS PAYPHONE CORPORATION                            CO
UNITED ARTISTS PREFERRED INVESTMENT, INC.                      CO
UNITED ARTISTS PROGRAMME MANAGEMENT LIMITED                    UK
UNITED ARTISTS PROGRAMMING INTERNATIONAL, INC.                 CO
UNITED ARTISTS PROGRAMMING-EUROPE, INC.                        CO
UNITED ARTISTS REPUBLIC INVESTMENTS, INC.                      CO
UNITED ARTISTS SATELLITE, INC.                                 CO
UNITED ARTISTS TELECOMMUNICATIONS, INC.                        DE
UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP                CO
UNITED CABLE AD-LINK, INC.                                     CO
UNITED CABLE ADVERTISING, INC.                                 CO
UNITED CABLE AND MICROWAVE LTD.
UNITED CABLE INVESTMENT OF BALTIMORE, INC.                     MD
UNITED CABLE PRODUCTIONS, INC.                                 CO
UNITED CABLE REALTY CO. OF CALIFORNIA, INC.                    CO
UNITED CABLE SHOPPING CHANNEL, INC.                            CO
UNITED CABLE T.V. OF OAKLAND COUNTY, INC.                      MI     TCI CABLEVISION OF OAKLAND COUNTY, INC.
UNITED CABLE TELEVISION ACQUISITION CORPORATION                CO     TCI OF COLORADO, INC.
UNITED CABLE TELEVISION CORP. OF EASTERN CONNECTICUT           CT     TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION CORPORATION                            DE     TCI CABLE OF THE MIDLANDS
                                                                      TCI CABLEVISION OF HAYWARD
                                                                      TCI CABLEVISION OF TREASURE VALLEY
UNITED CABLE TELEVISION CORPORATION OF MICHIGAN                MI     TCI CABLEVISION OF WOODHAVEN, INC.
UNITED CABLE TELEVISION CORPORATION OF NORTHERN ILLINOIS       IL     TCI CABLEVISION OF NORTHERN ILLINOIS
UNITED CABLE TELEVISION FINANCING CORPORATION                  CO
UNITED CABLE TELEVISION INVESTMENTS, LTD.                      CO
UNITED CABLE TELEVISION OF ALAMEDA, INC.                       CA     UCT OF ALAMEDA, INC. #2
                                                                      TCI CABLEVISION OF ALAMEDA
UNITED CABLE TELEVISION OF BALDWIN PARK, INC.                  CO     TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF BALTIMORE LIMITED PARTNERSHIP       CO     UNITED ARTISTS CABLE OF BALTIMORE
UNITED CABLE TELEVISION OF BOSSIER CITY, INC.                  DE     TCI OF LOUISIANA
UNITED CABLE TELEVISION OF CALIFORNIA, INC.                    CA     TCI CABLEVISION OF CUPERTINO/LOS ALTOS
                                                                      TCI CABLEVISION OF DAVIS
UNITED CABLE TELEVISION OF CHASKA, INC.                        CO
UNITED CABLE TELEVISION OF COLORADO, INC.                      CO     TCI OF COLORADO, INC.
UNITED CABLE TELEVISION OF CUPERTINO, INC.                     CA     TCI CABLEVISION OF CUPERTINO/LOS ALTOS
UNITED CABLE TELEVISION OF EAST SAN FERNANDO VALLEY, LTD.      CO     UNITED ARTIESTS OF EAST SAN FERNANDO VALLEY
UNITED CABLE TELEVISION OF EASTERN SHORE, INC.                 DE     TCI CABLEVISION OF EASTERN SHORE
UNITED CABLE TELEVISION OF HILLSBOROUGH, INC.                  CO     TCI CABLEVISION OF HAYWARD
UNITED CABLE TELEVISION OF ILLINOIS VALLEY, INC.               IL     TCI CABLEVISION OF ILLINOIS VALLEY

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
UNITED CABLE TELEVISION OF JEFFCO, INC.                        CO     TCI OF COLORADO, INC.
UNITED CABLE TELEVISION OF LOS ANGELES, INC.                   CA     TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF MID-MICHIGAN, INC.                  DE     TCI CABLEVISION OF MID-MICHIGAN, INC.
UNITED CABLE TELEVISION OF NORTHERN INDIANA, INC.              DE     TCI OF NORTHERN INDIANA
UNITED CABLE TELEVISION OF OAKLAND COUNTY, LTD.                CO
UNITED CABLE TELEVISION OF PICO RIVERA, INC.                   CO
UNITED CABLE TELEVISION OF SANTA CRUZ, INC.                    CO     TCI CABLEVISION OF SANTA CRUZ COUNTY
UNITED CABLE TELEVISION OF SARPY COUNTY, INC.                  NE     TCI CABLE OF THE MIDLANDS
UNITED CABLE TELEVISION OF SCOTTSDALE, INC.                    AZ     TCI CABLE OF SCOTTSDALE
UNITED CABLE TELEVISION OF SOUTHERN ILLINOIS, INC.             DE     TCI CABLEVISION OF SOUTHERN ILLINOIS
UNITED CABLE TELEVISION OF WESTERN COLORADO, INC.              CO     TCI CABLEVISION OF WESTERN COLORADO, INC.
UNITED CABLE TELEVISION REAL ESTATE CORPORATION                CO
UNITED CABLE TELEVISION SERVICES CORPORATION                   OK     TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION SERVICES OF COLORADO, INC.             CO
UNITED CABLE TURNER INVESTMENT, INC.                           CO
UNITED CABLE VIDEO INVESTMENT, INC.                            CO
UNITED CARPHONE CORPORATION                                    CO
UNITED CATV, INC.                                              MD     TCI CABLEVISION OF ANNAPOLIS
UNITED COMMUNICATIONS INTERNATIONAL                            CO
UNITED CORPORATE COMMUNICATIONS COMPANY                        CO
UNITED ENTERTAINMENT CORPORATION                               CO
UNITED ENTERTAINMENT NETWORK, INC.                             NE
UNITED HOCKEY, INC.                                            CO
UNITED INTERNATIONAL INVESTMENTS                               CO
UNITED MICROWAVE CORPORATION                                   DE

UNITED OF OAKLAND, INC.                                        DE     TCI CABLEVISION OF OAKLAND COUNTY, INC.
                                                                      TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
UNITED PAGING CORPORATION                                      CO
UNITED TRIBUNE PAGING CORPORATION                              CO
UNITED'S HOME VIDEO CENTERS, INC.                              CO
UPPER MIDWEST CABLE PARTNERS                                   MN     PRIME SPORTS - UPPER MIDWEST
UPPER VALLEY TELECABLE COMPANY, INC.                           ID     TCI CABLEVISION OF IDAHO (UVTC), INC.
UTI PURCHASE COMPANY                                           CO
VACATIONLAND CABLEVISION, INC.                                 WI     TCI OF SOUTH CENTRAL WISCONSIN
VALLEY CABLE TV, INC.                                          TX
VARTECH, L.P.
VIDEO CABLE COMPANY, INC.                                      VA
VIRTUAL I/O, INC.
VISION GROUP INCORPORATED                                      CO

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
VVF, INC.                                                      CO
WALTHAM TELE-COMMUNICATIONS                                    MA     TCI CABLEVISION OF WALTHAM
WALTHAM TELE-COMMUNICATIONS, INC.                              CO
WASATCH COMMUNITY T.V., INCORPORATED                           UT
WENTRONICS, INC.                                               NM     TCI CABLEVISION OF WESTERN COLORADO, INC.
                                                                      TCI CABLEVISION OF CASPER
                                                                      TCI CABLEVISION OF GALLUP
                                                                      TCI CABLEVISION OF MOAB
WESTERN COMMUNITY TV, INC.                                     MT
WESTERN INFORMATION SYSTEMS, INC.                              CO     WIS
WESTERN NEW YORK CABLE ADVERTISING L.P.                        NY
WESTERN SATELLITE 2, INC.                                      CO
WESTERN TELE-COMMUNICATIONS, INC.                              DE
WESTLINK, INC.                                                 CO
WESTMARC CABLE GROUP, INC.                                     DE
WESTMARC CABLE HOLDING, INC.                                   DE     TCI OF CENTRAL MINNESOTA
                                                                      TCI OF NORTHERN IOWA
                                                                      TCI OF NOTHERN MINNESOTA
                                                                      TCI OF THE VALLEY
WESTMARC COMMUNICATIONS OF MINNESOTA, INC.                     DE     TCI OF CENTRAL MINNESOTA
                                                                      TCI OF SOUTHERN MINNESOTA
WESTMARC COMMUNICATIONS, INC.                                  NV
WESTMARC DEVELOPMENT II, INC.                                  CO
WESTMARC DEVELOPMENT III, INC.                                 CO
WESTMARC DEVELOPMENT IV, INC.                                  CO
WESTMARC DEVELOPMENT JOINT VENTURE                             CO     TCI CABLE ADVERTISING
                                                                      TCI CABLEVISION OF GREATER MICHIGAN, INC.
                                                                      TCI CABLEVISION OF NORTHWESTERN CONNECTICUT
                                                                      TCI CABLEVISION OF CAPE COD
                                                                      TCI CABLEVISION OF NANTUCKET
                                                                      TCI TWIN STATE CABLE TV
                                                                      TCI/TWIN VALLEY CABLE
                                                                      TCI CABLE OF VERMONT
WESTMARC DEVELOPMENT, INC.                                     CO
WESTMARC REALTY, INC.                                          CO
WESTWARD CABLES LTD.
WESTWARD HORIZON LTD
WINDSOR ALARMS LTD.                                            UK
WINDSOR TELEVISION LIMITED                                     UK
WOODLANDS CABLEVISION ASSOCIATES, L.P.                         CO

Subsidiary                                                     org.   d/b/a
----------                                                     ----   -----
WTCI UPLINK, INC.                                              PA
X*PRESS ELECTRONIC SERVICES, LTD.                              CO
X*PRESS INFORMATION SERVICES, LTD.                             CO
ZING SYSTEMS, L.P.                                             DE